EXHIBIT 5

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01, of IntegraMed America, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Date: January 29, 2001



                                  MORGAN STANLEY DEAN WITTER & CO.

                                  By:  /s/ Peter Vogelsang
                                      --------------------------
                                  Name: Peter Vogelsang
                                  Title:   Authorized Signatory

                                  MORGAN STANLEY VENTURE CAPITAL III, INC.

                                  By:  /s/ Debra Abramovitz
                                      ---------------------------
                                  Name: Debra Abramovitz
                                  Title:  Vice President

                                  MORGAN STANLEY VENTURE PARTNERS III, L.L.C.

                                  By: Morgan Stanley Venture Capital III, Inc.,
                                       as Institutional Managing Member

                                  By:  /s/ Debra Abramovitz
                                       ----------------------------
                                  Name: Debra Abramovitz
                                  Title:  Vice President




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                              MORGAN STANLEY VENTURE PARTNERS III, L.P.

                              By: Morgan Stanley Venture Partners III, L.L.C., as General Partner

                              By: Morgan Stanley Venture Capital III, Inc., as Institutional Managing Member

                              By:  /s/ Debra Abramovitz
                                   -----------------------------
                              Name: Debra Abramovitz
                              Title:   Vice President


                              MORGAN STANLEY VENTURE INVESTORS III, L.P.

                              By: Morgan Stanley Venture Partners III, L.L.C., as General Partner

                              By: Morgan Stanley Venture Capital III, Inc., as Institutional Managing Member

                              By:  /s/ Debra Abramovitz
                                   ------------------------------
                              Name: Debra Abramovitz
                              Title:   Vice President


                              THE MORGAN STANLEY VENTURE PARTNERS
                              ENTREPRENEUR FUND, L.P.

                              By: Morgan Stanley Venture Partners III, L.L.C., as General Partner

                              By: Morgan Stanley Venture Capital III, Inc., as Institutional Managing Member

                              By:   /s/ Debra Abramovitz
                                    ----------------------------
                              Name: Debra Abramovitz
                              Title:   Vice President




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